                                                                   EXHIBIT 10.28

                                  $515,000,000

                                LEAR CORPORATION

                  ZERO-COUPON CONVERTIBLE SENIOR NOTES DUE 2022


                               PURCHASE AGREEMENT


                                                               February 14, 2002

Credit Suisse First Boston Corporation,
  As Representative of the Several Purchasers,
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Lear Corporation, a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell the several initial purchasers named in Schedule A hereto (the "PURCHASERS") U.S. $515,000,000 principal amount at maturity of its Zero-Coupon Convertible Senior Notes due 2022 (the "FIRM SECURITIES") and also proposes to grant to the Purchasers an option, exercisable from time to time by Credit Suisse First Boston Corporation to purchase an aggregate of up to an additional U.S. $125,000,000 principal amount at maturity ("OPTIONAL SECURITIES") of its Zero-Coupon Convertible Senior Notes, each to be guaranteed on a joint and several basis by the Guarantors listed on Schedule B hereto (each a "GUARANTOR" and together, the "GUARANTORS") and each to be issued under an indenture, dated as of February 20, 2002 (the "INDENTURE"), among the Company, the Guarantors and The Bank of New York, as Trustee. The Firm Securities and the Optional Securities which the Purchasers may elect to purchase pursuant to Section 3 hereof are herein collectively called the "OFFERED SECURITIES". The United States Securities Act of 1933 is herein referred to as the "SECURITIES ACT."

         The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement of even date herewith among the Company, the Guarantors and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company and the Guarantors agree to file a registration statement with the Securities Exchange Commission (the "COMMISSION") registering the resale of the Offered Securities and the Underlying Shares, as hereinafter defined, under the Securities Act.

         The Company and the Guarantors each hereby agrees with the several Purchasers as follows:

         2. Representations and Warranties of the Company. The Company and the Guarantors each represents and warrants to, and agrees with, the several Purchasers that:

                           (a) An offering circular relating to the Offered Securities to be offered by the Purchasers has been prepared by the Company. Such offering circular (the "OFFERING CIRCULAR"), as supplemented as of the date of this Agreement, together with the documents incorporated by reference therein are hereinafter collectively referred to as the "OFFERING DOCUMENT". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. The Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "EXCHANGE ACT REPORTS") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware , with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (c) Each subsidiary of the Company, including, without limitation, each of the Guarantors, has been duly incorporated and is an existing corporation or other entity in good standing under the laws of the jurisdiction of its formation, with power and authority (corporate or other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as otherwise disclosed in the Offering Document, the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects (other than liens and other encumbrances that will be permitted under the terms of the Indenture).

                  (d) The Indenture has been duly authorized by the Company and each Guarantor; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company and each Guarantor, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture and such Offered Securities and the Guarantees will constitute valid and legally binding obligations of the Company and each of the Guarantors, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Offered Securities will be convertible into the shares ("UNDERLYING SHARES") of common stock ("COMMON STOCK") of the Company in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of common stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

                  (f) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the




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         Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Offered Securities.

                  (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the transactions contemplated herein or in the Indenture or the Registration Rights Agreement, except (i) such as will be obtained or made under the Securities Act, United States Securities Exchange Act of 1934 ("EXCHANGE ACT"), United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT") and the rules of The New York Stock Exchange, (ii) such as may be required under the blue sky laws of any state or the laws of any foreign jurisdiction in connection with the purchase and distribution of the Offered Securities by the Purchasers in the manner contemplated herein and in the Offering Document and the Registration Rights Agreement and (iii) such as may be required by the National Association of Securities Dealers, Inc.

                  (h) The execution, delivery and performance by the Company and each of the Guarantors of the Indenture, this Agreement and the Registration Rights Agreement, the execution, delivery and performance by the Company of the Offered Securities, the execution, delivery and performance by the Guarantors of the Guarantees, the compliance with the terms and provisions thereof and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their material properties, or any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the material properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement .

                  (i) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and constitutes a valid and legally binding obligation of the Company and each of the Guarantors, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnification and contribution may be limited under applicable law or public policy considerations.

                  (j) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, with such exceptions as would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would have a Material Adverse Effect.

                  (k) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (l) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could be reasonably expected to have a Material Adverse Effect.



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                  (m)      The Company and its subsidiaries own, possess or can
         acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (n) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Guarantors to perform their obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (p) The financial statements included in the Offering Document present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

                  (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (r) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act.

                  (s) Neither the Company nor any of the Guarantors is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
         Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and neither the Company nor any of the Guarantors is nor, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act.



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                  (t)      No securities of the same class (within the meaning
         of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (u) Assuming the accuracy of the representations and warranties, and the performance of the covenants, of the Purchasers and the Company in Section 4, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof; and until such time as the Shelf Registration Statement is filed with the Commission, it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

                  (v) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series (as defined in Rule 144A under the Securities Act) as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("REGULATION S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of $382.26 per $1,000 principal amount at maturity thereof plus accreted original issue interest from February 20, 2002 to the First Closing Date (as hereinafter defined) of the Firm Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global Securities in definitive form (the "FIRM GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Firm Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank specified by the Company and acceptable to CSFBC to the order of the Company at the office of Simpson Thacher & Bartlett, New York, New York at 9:00 A.M. (New York time), on February 20, 2002, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING Date", against delivery to the Trustee as custodian for DTC of the Firm Global Securities representing all of the Firm Securities. The Firm Global Securities will be made available for checking at the above office of Simpson Thacher & Bartlett at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of this Agreement, the Purchasers may purchase all or less than all of the Optional Securities at the purchase price per principal amount at maturity of Offered Securities (including any accreted original issue discount thereon to the related Optional Closing
Date) to be paid for the Firm Securities. The Company agrees to sell to the Purchasers the principal amount at maturity of Optional Securities specified in such notice and the Purchasers agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Purchaser in the same proportion as the principal amount at maturity of Firm Securities set forth opposite such Purchaser's name in Schedule A hereto bears to the total principal amount at maturity of Firm Securities (subject to adjustment by CSFBC to eliminate fractions). No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities




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or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC on behalf of the several Purchasers but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given.

         The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global Securities in definitive form (each, an "OPTIONAL GLOBAL SECURITY") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank specified by the Company and acceptable to CSFBC drawn to the order of the Company at the office of Simpson Thacher & Bartlett, New York, New York, against delivery to the Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

         4. Representations by Purchasers; Resale by Purchasers. Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (a) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities, only in accordance with Rule 903 or Rule 144A under the Securities Act ("RULE 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A. Each Purchaser agrees that hedging transactions involving the Offered Securities may not be conducted unless in compliance with the Securities Act. Terms used in this subsection (a) have the meanings given to them by Regulation S.

                  (b) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

                  (c) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (d) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities




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         involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) with received by it in connection with the issue or sale of any notes in circumstances in which section 21(1) of the FSMA does not apply to Lear and the Guarantors; and (iii) it has complied and will comply with all applicable provisions of the FSMA respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

         5. Certain Agreements of the Company and the Guarantors. The Company and each of the Guarantors agree with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent will not be unreasonably withheld or delayed. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event (whereupon the Purchasers shall promptly cease using the Offering Document) and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof one copy of the Offering Circular signed by a duly authorized officer of the Company. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or subject itself to taxation in any jurisdiction where it is not now so subject.

                  (d) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (e) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not, and will not permit any of its affiliates (as defined in




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         Rule 144 under the Securities Act) to, resell any of the Offered
         Securities that have been reacquired by any of them.

                  (f) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, neither the Company nor any Guarantor will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (g) The Company and the Guarantors will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Underlying Shares, the preparation and printing of this Agreement, the Registration Rights Agreement, the Indenture, the Offered Securities, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities; (iii) the cost of qualifying the Offered Securities for trading in The Portal(SM) Market ("PORTAL") and any expenses incidental thereto; (iv) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, (v) for any fees charged by investment rating agencies for the rating of the Offered Securities, (vi) for all fees and expenses incurred in relation to the listing of the Underlying Shares on the New York Stock Exchange, (vii) for the fees and expenses of their legal counsel and accountants and (viii) for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all expenses of the Purchasers and the Company in connection with preparation and distribution of an Internet road show presentation.

                  (h) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (i) For a period of 60 days after the date hereof, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company or warrants or other rights to purchase shares of Common Stock of the Company, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC, except (i) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, (ii) issuances of Offered Securities or Common Stock pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof, (iii) issuances of Common Stock pursuant to the Company's dividend reinvestment plan, (iv) issuances of Common Stock (including restricted Common Stock) or stock options in relation to the Company's compensation or benefits plans in effect on the date hereof, and (v) incurrence of indebtedness pursuant to the Company's Primary Credit Facilities (as defined in the Offering Document). The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several purchasers to purchase and pay for the Offered Firm Securities on the First Closing Date and for the Optional Securities on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of Arthur Andersen LLP in agreed form confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("RULES AND REGULATIONS") and to the effect that:

                           (i) in their opinion the financial statements examined by them and incorporated by reference in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial information incorporated by reference in the Offering Document and in the Exchange Act Reports;

                           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial information of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial information and
                           summary of earnings incorporated by reference in Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) the unaudited consolidated net sales,
                           net income and income before extraordinary items and net income per share amounts for the 9-month periods ended September 29, 2001 and September 30, 2000 incorporated by reference in the Offering Document do not agree with the amounts set forth in the unaudited consolidated financial information for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Offering Document or the Exchange Act Reports; or

                                    (D) for the period from the closing date of
                           the latest income statement incorporated by reference in the Offering Document or the Exchange Act Reports to the closing date of the latest available income statement read by such accountants there were any material decreases, as compared with the corresponding period of the previous year, in consolidated net sales, total or per share amounts of consolidated income before extraordinary items and net income;

                  except in all cases set forth in clauses (B), (C) and (D) above for changes, increases or decreases which the Offering Document and Exchange Act Reports disclose have occurred or may occur or which are described in such letter; and

                                    (iv) they have compared specified dollar
                           amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Purchasers, including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Purchasers including CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or, New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated such Closing Date, of Winston & Strawn, counsel for the Company, that (subject to customary qualifications and exceptions):

                           (i) The Company and each of the Guarantors organized in Delaware (the "DELAWARE GUARANTORS") is a business entity duly incorporated or formed, as applicable, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign corporation, foreign limited liability company or foreign limited partnership, as applicable, in each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; the Company and each of the Delaware Guarantors has all corporate, limited liability company or partnership power, as applicable, and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Offering Circular;

                           (ii) The Purchase Agreement has been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, executed and delivered by the Company and each of the Delaware Guarantors;

                           (iii) The Registration Rights Agreement has been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, executed and delivered by the Company and each of the Delaware Guarantors and constitutes a legal, valid and binding agreement, enforceable against the Company and each of the Delaware Guarantors in accordance with its terms;

                           (iv) The Indenture has been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, executed and delivered by the Company and each of the Delaware Guarantors and constitutes a legal, valid and binding agreement, enforceable against the Company and each of the Delaware Guarantors in accordance with its terms;

                           (v) The Offered Securities have been duly authorized by all necessary corporate action and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms;

                           (vi) The Underlying Shares initially issuable upon the conversion of the Offered Securities in accordance with the terms of the Indenture have been duly authorized by all necessary corporate action and reserved for issuance upon such conversion and, when issued upon conversion of the Offered Securities in accordance with the terms of the Indenture and the Offered Securities, will be validly issued, fully paid and non-assessable and, to such counsel's knowledge, stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares;

                           (vii) The Guarantees have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, by each of the Delaware Guarantors and, when the Offered Securities are authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and legally binding obligations of the Delaware Guarantors, enforceable against the Delaware Guarantors in accordance with their terms;

                           (viii) The statements made in the Offering Circular under the captions "Description of Other Material Indebtedness," "Description of the Notes" and "Description of Capital Stock," insofar as such statements purport to constitute summaries of the legal matters or the terms of certain documents referred to therein, fairly present the information with respect to such legal matters and terms of such documents and fairly summarize the matters referred to therein in all material respects;

                           (ix) The statements made in the Offering Circular under the caption "Certain United States Federal Income Tax Considerations," insofar as such statements purport to constitute a summary of the United States federal tax laws referred to therein, are accurate and present a fair summary of the material United States federal tax laws referred to therein;

                           (x)      Neither the Company nor any of the
                  Guarantors is and, immediately after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Circular, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                           (xi) Assuming the accuracy of the representations and warranties, and the performance of the covenants, of the Company and the Purchasers contained in this Agreement, no registration under the Securities Act of the Offered Securities is required in connection with the sale of the Offered Securities to the Initial Purchasers as contemplated by the Purchase Agreement and the Offering Circular or in connection with the initial resale of the Offered Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Circular, and, prior to the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), and the Indenture is not required to be qualified under the Trust Indenture Act.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of CSFBC at which the contents of the Offering Document and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document (except as set forth in paragraphs (viii) and (ix) above), on the basis of the foregoing, nothing has come to their attention which caused them to believe that the Offering Document (including the Exchange Act Reports incorporated by reference therein) as of its date and at such Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no belief as to the financial statements or other financial data included or incorporated by reference in or omitted from the Offering Document).

                  (d) The Purchasers shall have received an opinion, dated such Closing Date, of Joseph McCarthy, general counsel of the Company, that (subject to customary qualifications and exceptions):

                           (i) Lear Corporation Automotive Systems (the "OHIO GUARANTOR") is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and is duly qualified to do business and in good standing as a foreign corporation in each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; the Ohio Guarantor has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Offering Circular;

                           (ii) The Purchase Agreement has been duly authorized, executed and delivered by the Ohio Guarantor;

                           (iii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Ohio Guarantor and constitutes a legal, valid and binding agreement, enforceable against the Ohio Guarantor in accordance with its terms;

                           (iv) The Indenture has been duly authorized, executed and delivered the Ohio Guarantor and constitutes a legal, valid and binding agreement, enforceable against the Ohio Guarantor in accordance with its terms;

                           (v) All of the issued and outstanding capital stock of each of the Guarantors organized in the United States (the "U.S. GUARANTORS") has been duly authorized and validly issued and is fully paid and nonassessable; except as otherwise disclosed in the Offering Circular, the capital stock of each of the U.S. Guarantors is owned, directly or through subsidiaries, by the Company, free and clear of all liens, encumbrances and defects, except for those liens and encumbrances permitted under the terms of the Indenture;

                           (vi) The execution, delivery and performance of the Company and each of the U.S. Guarantors of its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Offered Securities (in the case of the Company) and the Guarantees (in the case of each of the U.S. Guarantors) and the issuance and sale of the Offered Securities and Underlying Shares and compliance with the terms and provisions thereof, will not (a) to the best of such counsel's knowledge, violate or result in a breach in any material respect of any of the terms or provisions of any agreement or other instrument to which the Company or any of its subsidiaries is a party that is material to the Company and its subsidiaries, taken as a whole, (b) violate or result in a breach of any term of the Certificate of Incorporation, Certificate of Formation or Certificate of Limited Partnership, as applicable, of the Company or any of the U.S. Guarantors, each as currently in effect, (c) violate the By-laws of the Company or any of the U.S. Guarantors that is a corporation, each as currently in effect, the Operating Agreement of Lear Technologies, as currently in effect, the Limited Partnership Agreement of Lear Midwest, as currently in effect or (d) violate or contravene any applicable law or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of the U.S. Guarantors;

                           (vii) The Company has full power and authority to authorize, issue and sell the Offered Securities and Underlying Shares as contemplated by this Agreement

                           (viii) No consent, approval, authorization or order of, or filing with, any governmental body or agency or any court is required for the performance by the Company under the Purchase Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities (except such filings, consents, authorizations, permits, orders and other matters which may be required under (a) the Exchange Act and applicable "blue sky" or state securities laws or the laws of any country other than the United States in connection with the offer and sale of the Offered Securities, (b) Federal and state securities laws with respect to the obligations of the Company under the Registration Rights Agreement, or (c) the rules and regulations of the National Association of Securities Dealers, Inc., as to which no opinion need be expressed).

                           (ix) There is no legal or governmental proceeding pending or, to the best knowledge of such counsel, after due inquiry, threatened to which the Company or any of its subsidiaries is a party, or to which any of their respective properties are subject, other than proceedings which such counsel believes would not reasonably be expected to have a material adverse effect upon the Company and its subsidiaries, taken as a whole; and

                           (x) The Guarantee of the Ohio Guarantor has been duly authorized by all necessary corporation action by the Ohio Guarantor and, when the Offered Securities are authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of the Purchase Agreement, the Guarantee will be a valid and legally binding obligation of the Ohio Guarantor, enforceable against the Ohio Guarantor in accordance with its terms.

                  (e)      The Purchasers shall have received an
         opinion, dated such Closing Date, of Baker & McKenzie, S.C., counsel for Lear Corporation Mexico S.A. de C.V., and of Garrigues & Andersen, counsel for Lear Automotive (EEDS) Spain S.L., that (subject to customary qualifications and exceptions):

                           (i) The relevant Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as presently conducted;

                           (ii) This Agreement, the Indenture and the Registration Rights Agreement have been duly authorized, executed and delivered by the relevant Guarantor; the Guarantees delivered on such Closing Date have been duly authorized, executed, authenticated, issued and delivered; and the Indenture, the Registration Rights Agreement, and the Guarantees delivered on such Closing Date constitute valid and legally binding obligations of such Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities by the Company and the issuance of the Guarantees by the relevant Guarantor, except such as may be required under state securities laws except for the order of the Commission declaring the Shelf Registration Statement effective; and

                           (iv) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement by the relevant Guarantor, and the issuance and sale of the Offered Securities and Underlying Shares and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Guarantor or any of its subsidiaries or any of its properties, or any agreement or instrument to which such Guarantor or any such of its subsidiaries is a party or by which such Guarantor or any of its subsidiaries is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of such Guarantor or any of its subsidiaries, and such Guarantor has full power and authority to authorize, issue and sell the Guarantees as contemplated by this Agreement.

                  (f) The Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Purchasers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Document (including the Exchange Act Reports incorporated by reference therein) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (f) The Purchasers shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (g) The Underlying Shares shall have been accepted for listing on the New York Stock Exchange, subject to notice of issuance.

                  (h) On or prior to the Closing Date, the Purchasers shall have received lockup letters in agreed form from each of the executive officers and directors of the Company.

                   (i) The Purchasers and their counsel shall have received such other documents and certifications as they may reasonably request.

                  Documents described as being "in the agreed form" are documents which are in the forms which have been initialed for the purpose of identification by Simpson Thacher & Bartlett, copies of which are held by the Company and CSFBC, with such changes as CSFBC may approve.

                  The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) Each of the Company and the Guarantors jointly and severally will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Guarantors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

                  (b) The Purchasers will severally and not jointly indemnify and hold harmless the Company and the Guarantors, their directors and officers and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of
(i) the following information in the Offering Document: the third paragraph under the caption "Plan of Distribution"; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                (e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company and each Guarantor within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate principal amount at maturity of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount Offered Securities that the Purchasers are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by such Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on such Closing Date. If any Purchaser or Purchasers so default and the aggregate principal amount at maturity of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Purchasers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement shall not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company and the Guarantors shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Guarantors and the Purchasers pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(b), the Company and the Guarantors will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, with a copy, which shall not constitute notice of the Purchasers, to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017 Attention: John D. Lobrano, or, if sent to the Company or the Guarantors, will be mailed, delivered or telegraphed and confirmed to it at Lear Corporation, 21557 Telegraph Road, Southfield, MI 48034, Attention: David Wajsgras, with a copy, which shall not constitute notice to the Company or the Guarantors, to Winston & Strawn, 200 Park Avenue, New York, NY 10166 Attention: Daniel Ninivaggi; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

         12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. The Company and each of the Guarantors hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Guarantors and the several Purchasers in accordance with its terms.

                           Very truly yours,

                           LEAR CORPORATION


                           By:  /s/ David C. Wajsgras
                           ....................................
                           Name:  David C. Wajsgras
                           Title:  Senior Vice President and Chief Financial
                                      Officer

                           LEAR OPERATIONS CORPORATION


                           By: /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President, Secretary and General Counsel

                           LEAR CORPORATION AUTOMOTIVE HOLDINGS


                           By:  /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President and Secretary

                           LEAR SEATING HOLDINGS CORP. #50


                           By:  /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Secretary and General Counsel

                           LEAR CORPORATION EEDS AND INTERIORS


                           By:  /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President and Secretary

                           LEAR CORPORATION AUTOMOTIVE SYSTEMS


                           By:  /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President and Secretary

                           LEAR TECHNOLOGIES, LLC


                           By:  /s/ David C. Wajsgras
                           ....................................
                           Name:  David C. Wajsgras
                           Title:  Senior Vice President and Chief Financial
                                      Officer - Lear Corporation

                           LEAR MIDWEST AUTOMOTIVE, LIMITED PARTNERSHIP


                           By:  /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President, Secretary and General Counsel


                           LEAR AUTOMOTIVE (EEDS) SPAIN S.L.


                           By:  /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Power of Attorney


                           LEAR CORPORATION MEXICO, S.A. DE C.V.


                           By:  /s/ Joseph F. McCarthy
                           ....................................
                           Name:  Joseph F. McCarthy
                           Title:  Power of Attorney

The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION

By:      /s/
     ---------------------------------
Title

Acting on behalf of itself
and as the Representative
of the several Purchasers

                                   SCHEDULE A

                                                             PRINCIPAL AMOUNT AT
                                                                 MATURITY OF
                  MANAGER                                      FIRM SECURITIES
                  -------                                     ------------------
Credit Suisse First Boston Corporation.................        $412,000,000
J.P. Morgan Securities Inc.............................          51,500,000
Lehman Brothers Inc....................................          51,500,000
                                                               ------------
                          Total........................        $515,000,000
                                                               ============

                                   SCHEDULE B

                                   Guarantors


Name                                                          Jurisdiction of Organization
----                                                          ----------------------------
Lear Operations Corporation                                   Delaware

Lear Corporation Automotive Holdings                          Delaware

Lear Seating Holdings Corp. #50                               Delaware

Lear Corporation EEDS and Interiors                           Delaware

Lear Corporation Automotive Systems                           Ohio

Lear Technologies, LLC                                        Delaware

Lear Midwest Automotive, Limited Partnership                  Delaware

Lear Automotive (EEDS) Spain S.L.                             Spain

Lear Corporation Mexico, S.A. de C.V.                         Mexico